                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   FIRST LANCASTER BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  NO FEE REQUIRED
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

           FIRST LANCASTER BANCSHARES, INC.
                 208 LEXINGTON STREET
                 LANCASTER, KENTUCKY




                  September 24, 1999




Dear Stockholder:

     We invite you to attend the annual meeting of stockholders of First Lancaster Bancshares, Inc. to be held at First
Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster,
Kentucky on Monday, October 25, 1999 at 4:00 p.m.

     The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's wholly owned subsidiary, First Lancaster Federal Savings Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                              Sincerely,

                              /s/ Virginia R.S. Stump

                              Virginia R.S. Stump
                              President

_________________________________________________________

           FIRST LANCASTER BANCSHARES, INC.
                 208 LEXINGTON STREET
            LANCASTER, KENTUCKY  40444-1131
                    (606) 792-3368

________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON OCTOBER 25, 1999
________________________________________________________________


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Lancaster
Bancshares, Inc. (the "Company") will be held at First Lancaster
Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, October 25, 1999 at 4:00 p.m.

     A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company;
               and

          2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 14, 1999 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                    BY ORDER OF THE BOARD OF DIRECTORS

                    /s/ Kathy G. Johnica

                    KATHY G. JOHNICA
                    SECRETARY

Lancaster, Kentucky
September 24, 1999

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________

                    PROXY STATEMENT
                          OF
           FIRST LANCASTER BANCSHARES, INC.
                 208 LEXINGTON STREET
            LANCASTER, KENTUCKY  40444-1131

________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 25, 1999
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Lancaster Bancshares, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, October 25, 1999 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 24, 1999.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Kathy G. Johnica, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 14, 1999 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 910,872 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to persons believed by management to beneficially own in excess of 5% of the Company's Common Stock.

                                           AMOUNT AND      PERCENT OF
                                           NATURE OF       SHARES OF
  NAME AND ADDRESS                         BENEFICIAL     COMMON STOCK
OF BENEFICIAL OWNER                        OWNERSHIP(1)   OUTSTANDING
------------------                         ---------      ------------
First Lancaster Bancshares, Inc.            76,704 (2)       8.4%
Employee Stock Ownership Plan ("ESOP")
208 Lexington Street
Lancaster, Kentucky  40444

Tony A. Merida                              46,769 (3)       5.1
100 Clubhouse Drive
Nicholasville, Kentucky  40356

________
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from September 14, 1999. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Gay, Sutton and Zanone, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. As of September 14, 1999, 21,713 shares had been allocated.
(3) The amount shown includes 9,588 shares which may be acquired by Mr. Merida upon the exercise of options exercisable within 60 days of the Record Date. The amount shown also includes 4,847 shares owned by the ESOP trust and allocated to Mr. Merida's account. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions. The amount shown does not include 5,754 shares of restricted Common Stock which have been awarded to Mr. Merida under the Company's Management Recognition Plan ("MRP"), but which have not vested.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

    The Company's Board of Directors consists of eight members. The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 2002 Annual Meeting. The Board of Directors has nominated Virginia R. S. Stump and Ronald L. Sutton to serve as directors for a three-year period. Both nominees are currently members of the Board. Under the Company's Bylaws, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director First Lancaster Federal Savings Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1996 in connection with the incorporation and organization of the Company, except for Phyllis Swaffar and
Jerry Purcell, who were appointed in July 1999.   Each director
of the Company also is a member of the Board of Directors of the Bank.

                                         Year First
                       Age at            Elected as            Current
                      June 30,           Director of             Term
Name                    1998              the Bank            to Expire
----                 ---------           -----------          ---------
               BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Virginia R.S. Stump     44                  1983                1999
Ronald L. Sutton        53                  1992                1999

                     DIRECTORS CONTINUING IN OFFICE

Tony A. Merida          41                  1991                2000
Jack C. Zanone          78                  1978                2000
Phyllis G. Swaffar      62                  1999                2000
David W. Gay            61                  1992                2001
Jane G. Simpson         72                  1985                2001
Jerry Purcell           49                  1999                2001

    Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    VIRGINIA R.S. STUMP is President and Chief Executive
Officer of the Bank, a position in which she has served since 1985, and has been a member of the Board of Directors since 1983 and Chairman of the Board since 1993. Ms. Stump also is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Ms. Stump joined the Bank in 1973 and, prior to assuming her current position, served as Secretary/Treasurer of the Bank from 1980 to 1985. Prior to 1980, Ms. Stump served in various other positions in the Bank. Ms. Stump is also an owner in Garrard County's Bestway, a small family-owned shop. Ms. Stump is currently a member of the Garrard County Literacy Council and the Garrard County Community Education Board.

    RONALD L. SUTTON has practiced as a pharmacist since 1968 and has been employed in such capacity by Ephraim McDowell Regional Medical Center since 1996. He is a member of the Garrard County Health Department Board. In addition to serving as a pharmacist, he owns and operates a cattle and tobacco farm in Garrard County.

    TONY A. MERIDA is Executive Vice President of the Bank, a position in which he has served since February 1995, and has been a member of the Board of Directors since 1991. Mr. Merida also is Executive Vice President of the Company. Mr. Merida joined the Bank in 1980 and served as the Secretary and Treasurer of the Bank from 1985 to

1995. Mr. Merida serves on the Board of Directors of the Heritage Hospice Association and on the Board of Directors of the Institute of Financial Education. In addition, he also serves on the Board of Directors for the Bluegrass Area Development District and previously served on the Lancaster/Garrard County Industrial Board.

    JACK C. ZANONE has been retired since 1997. From 1978 to 1997, Mr. Zanone was a self-employed residential appraiser. Prior to 1978, Mr. Zanone was co-owner of the Lancaster Department Store for over thirty years. He previously served on the Garrard County Industrial Board and the Lancaster City Council. Mr. Zanone is an elder of the Lancaster Christian Church.

    PHYLLIS G. SWAFFAR has been self-employed preparing income tax returns since her retirement in 1991. Ms. Swaffar taught mathematics for 17 years and was a high school guidance counselor for the Garrard County School System for 10 years. She has a Bachelor of Science degree with majors in mathematics and business and a Masters degree in secondary school counseling from Eastern Kentucky University. Ms. Swaffar has served on First Lancaster Federal Savings Bank's scholarship committee since its inception in 1994.

    DAVID W. GAY retired in 1998. From 1993 to 1998, Mr. Gay was a self employed residential property appraiser certified by the Commonwealth of Kentucky. From 1992 to 1993, Mr. Gay was a systems analyst with Lexmark, a manufacturer of printers and printer supplies. Mr. Gay retired in 1991 from IBM Corporation after 35 years of employment and last served as a systems analyst. Mr. Gay is currently serving on the Ethics Committee for the City of Lancaster and is the chairman of the Garrard County Extension Office Relocation Committee. He has also served as the past president of the Dix River Country Club and is a deacon at Lancaster Christian Church.

    JANE G. SIMPSON has been retired since 1977. Ms. Simpson was a school teacher for over thirty years in the Boyle, Mercer and Garrard County School Systems.

    JERRY PURCELL has been the proprietor of the Convenient
Food Mart/Dairy Mart in Lancaster, Kentucky for 29 years and has been named Gasoline Operator of the Year twice. Prior to opening his store in 1976, Mr. Purcell graduated from Eastern Kentucky University and taught school for three years in
Jefferson County, Kentucky.   Mr. Purcell has previously been
involved with the Lion's Club, Odd Fellows and served on the Garrard County Fair Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Boards of Directors of the Company and the Bank meet monthly and may have additional special meetings. During the year ended June 30, 1999, the Board of Directors of the Company met six times and the Board of Directors of the Bank met 13 times. No director of the Company or the Bank attended fewer than 75% in the aggregate of the total number of Board meetings held during the year ended June 30, 1999 and the total number of meetings held by committees on which he or she served during such fiscal year. The Bank's Board of Directors has standing Audit, Compensation, Asset/Liability Management and Loan Review and Delinquency Committees.

    The Board of Directors' Audit Committee consists of Directors Gay and Sutton. The Audit Committee examines and approves the audit report prepared by the independent auditors of the Bank, reviews and recommends the independent auditors to be engaged by the Bank, reviews the internal audit function and internal accounting controls, and reviews and approves conflict of interest and audit policies. The Audit Committee met two times during the year ended June 30, 1999.

    The Company's full Board of Directors acts as Nominating Committee and is responsible for considering potential nominees to the Board of Directors. The Company's Board of Directors met one time as a Nominating Committee during the year ended June 30, 1999. In its deliberations, the Board, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area. The Nominating

Committee does not evaluate nominations by shareholders. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

    The Compensation Committee consists of Directors Gay, Sutton and Zanone. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee reports its evaluations and findings to the full Board of Directors and all compensation decisions are ratified by the full Board of Directors. Directors of the Bank who also are officers of the Bank abstain from discussion and voting on matters affecting their compensation. The Compensation Committee met two times during the fiscal year ended June 30, 1999.

EXECUTIVE COMPENSATION

    The following table sets forth the cash and noncash compensation for the fiscal years indicated awarded to or earned by the Chief Executive Officer. No executive officer of the Company earned salary and bonus in fiscal year 1999 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                                                                      LONG-TERM COMPENSATION
                                                                     -----------------------
                                                                             AWARDS
                                      ANNUAL COMPENSATION            -----------------------
                                --------------------------------    RESTRICTED    SECURITIES
                                                   OTHER ANNUAL       STOCK       UNDERLYING    ALL OTHER
Name                      YEAR  SALARY   BONUS    COMPENSATION(1)     AWARDS      OPTIONS(#)  COMPENSATION
-----------------------------------------------------------------------------------------------------------
Virginia R.S. Stump       1999   $67,926  $7,625      $     --        $    --          --        $40,339 (2)
  Chairman of the Board,  1998    65,626   6,000            --             --          --         47,716
  President and Chief     1997    61,000   9,200            --        140,225 (3)    23,970       30,688
  Executive Officer of the
  Company and the Bank

___________
(1) Executive officers of the Company and the Bank receive indirect compensation in the form of certain perquisites and other personal benefits.  The amount of such benefits received by the named executive officer in fiscal 1999 did not exceed 10% of each of the executive officer's salary and bonus.
(2) Consists of $9,500 in director's fees, $22,987 of Common Stock allocated to Ms. Stump under the ESOP, $4,587 in insurance commissions, $48 in life insurance premiums, $500 in disability insurance premiums and $2,717 in matching contributions under the Company's
    401(k) Plan.
(3) Value shown in the table is based on the closing price of the Common Stock of $14.625 as
    quoted on the Nasdaq SmallCap Market on the date of grant, January 9, 1997.   As of June
    30, 1999, Ms. Stump held 5,754 shares of restricted Common Stock with an aggregate value of $64,013 based on the closing sale price of the Common Stock of $11.125, as reported on the Nasdaq Small-Cap Market.  Of such shares, 1,917 shares will vest on each of January 9,
    2000 and 2001, and the remaining 1,920 shares will vest on January 9, 2002.  In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.

                              5

    Year-End Option Values. The following table sets forth information concerning the value as of June 30, 1999 of options held by the executive officer named in the Summary Compensation
Table set forth above.

                                   NUMBER OF                    VALUE OF
                             SECURITIES UNDERLYING             UNEXERCISED
                               UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS
                               AT FISCAL YEAR-END         AT FISCAL YEAR-END (1)
                            --------------------------   -------------------------
    NAME                    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
    ----                    --------------------------   -------------------------
Virginia R. S. Stump               9,588/14,382                  --/--

__________
(1) At June 30, 1999, the fair market value of the underlying Common Stock of $11.125 as quoted on the Nasdaq Small-Cap Market was less than the exercise price of $14.625 per share.

    No options were granted to or exercised by the named executive officer during fiscal year 1999, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

    In order to secure the continuing services of Ms. Virginia R.S. Stump (the "Executive"), the Bank has entered into supplemental executive retirement agreement (the "SERA") with her effective December 7, 1995. Pursuant to the terms of the SERA, upon the Executive's termination of employment with the Bank, for reasons other than death or removal for "just cause," the Executive will be entitled to receive annual payments from the Bank in an amount for life equal to (i) the product of the Executive's "Vested Percentage" and 70% of "Average Annual Compensation," less (ii) the Executive's "Annual Offset Amount." Under the SERA, "Vested Percentage" means 10% per full year of an Executive's service with the Bank following December 31, 1995, up to a maximum Vested Percentage of 100% (accelerated to 100% upon termination of employment due to the Executive's death or disability or upon a change in control of the Bank).
"Average Annual Compensation" means the average of the Executive's highest annual compensation for three of the five calendar years preceding her termination of employment. "Annual Offset Amount" means the sum of (i) the Executive's primary social security benefits, (ii) the annual benefits which the Executive would receive under the Bank's Pension Plan in the form of a 50% joint and survivor annuity, and (iii) the annual amount payable to the Executive if that portion of her account under the Bank's 401(k) Plan which would be attributable to the Bank's contributions were paid to her in the form of a 50% joint and survivor annuity, commencing upon termination of employment.

    In the event the Executive dies before retirement benefit payments commence, the Executive's surviving spouse will receive an annual payment for the remainder of the surviving spouse's life (up to a maximum of 20 years) in an amount equal to 50% of the annual retirement benefit the Executive would have received if she had terminated employment on the date of her death and then had a vested percentage equal to 100%. In the event the Executive dies after retirement benefits commence, the Executive's surviving spouse will receive an annual payment for the remainder of the surviving spouse's life in an amount equal to 50% of the annual retirement benefits the Executive would have received had she survived to collect them. Termination for "just cause" (as defined in the SERA) would result in the Executive's forfeiture of all retirement benefits under the SERA. The Bank has established an irrevocable grantor trust to hold assets in order to provide itself with a source of funds to assist the Bank in the meeting of its liabilities under the SERA.

EMPLOYMENT AGREEMENTS

    The Company and the Bank entered into separate employment agreements (the "Employment Agreements"), pursuant to which Ms. Virginia R.S. Stump serves as President and Chief Executive Officer of the Company and the Bank. In such capacities, Ms. Stump (the "Executive") is responsible for overseeing all operations of the Bank and the Company and for implementing the policies adopted by the Boards of Directors.

    The Employment Agreements provide for a term of three years. On each anniversary date from the date of commencement of the Employment Agreements, the term of the Executive's employment under the Employment Agreements will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Executive with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. The Executive's base salary rate currently is $69,600.

    The Employment Agreements will terminate upon the Executive's death or disability, and are terminable by the Company or the Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreements, plus an additional 12-month period, and, at the Executive's election, either cash in an amount equal to the cost to the Executive of obtaining health, life, disability, and other benefits which the Executive would have been eligible to participate in through the Employment Agreements' expiration date or continued participation in such benefit plans through the Employment Agreements' expiration date, provided the Executive continues to qualify for participation therein. If the Employment Agreements are terminated due to the Executive's "disability" (as defined in the Employment Agreements), the Executive will be entitled to a continuation of her salary and benefits for up to 180 days following such termination. In the event of the Executive's death during the term of the Employment Agreement, her estate will be entitled to receive her salary through the last day of the calendar month in which the Executive's death occurred. The Executive is able to voluntarily terminate her Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only her compensation, vested rights and benefits up to the date of termination.

    The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times her "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Executive receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute at least a majority of the Board of Directors of the Company or the Bank. The same amount would be paid (i) in the event of an Executive's voluntary termination of employment within 30 days following a change in control, or (ii) in the event of the Executive's voluntary termination of employment within one year following a change in Control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in Control, which have not been consented to in writing by the Executive. Such events generally relate to a reduction in the Employee's salary, benefits or duties. The aggregate payments that would be made to the Executive, assuming that termination of employment under the foregoing circumstances at June 30, 1999, would have been approximately $208,100. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company.

DIRECTOR COMPENSATION

    GENERAL. The Bank's directors receive fees of $750 per monthly meeting attended. No fees are paid for serving on committees of the Board of Directors. Directors are eligible to participate in the Company's stock option plan and the MRP. No awards were made to directors under the stock option plan or the MRP during the fiscal year ended June 30, 1999.

    DIRECTOR RETIREMENT PLAN. The Bank's Board of Directors has adopted the First Lancaster Federal Savings Bank Directors' Retirement Plan (the "Directors' Plan"), effective December 7, 1995, for its directors (i) who are members of the Bank's Board of Directors (the "Board") at some time on or after the plan's effective date, and (ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. Directors who become participants will remain participants even if they later become employees of the Bank. A participant in the Directors' Plan will receive, at no cost to the participant, on each of the ten annual anniversary dates of leaving the Board, an amount equal to the product of his or her "Benefit Percentage," "Vested Percentage," and 75% of the annual fee for service on the Board during the calendar year preceding retirement. A participant's "Benefit Percentage" is based on years of service on the Board as a non-employee director, and increases in increments of 25%, from 0% for less than five years of service to 25% for five to nine years of service, to 50% for 10 to 14 years of service, to 75% for 15 to 19 years of service, to 100% for 20 or more years of service. A participant's "Vested Percentage" is based on years of service on the Board after December 31, 1995 (excluding service as an employee-director) and increases in increments of 25%, from 50% for less than one year of service, to 75% for one year of service, to 100% for two or more years of service. However, in the event a participant terminates service on the Board due to "disability" (as defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his or her years of service.

    If a participant dies, his or her beneficiary will receive an amount equal to the retirement benefits that would have been paid to the participant under the Directors' Plan if the participant (i) had terminated service on the Board on the date of his or her death, and (ii) had a Vested Percentage equal to 100%. If a participant dies after commencing to receive retirement benefits under the plan, his or her beneficiary will receive monthly payments for a number of months equal to the difference between 120 and the number of monthly retirement benefits payments made under the plan on or before the participant's death. These payments will equal 100% of the monthly amount of retirement benefits that the participant had been collecting under the plan. Any benefits accrued under the Directors' Plan will be paid from the Bank's general assets.
The Bank expects to establish a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the Directors' Plan, he or she will be reimbursed for his or her legal and other expenses.

TRANSACTIONS WITH MANAGEMENT

    The Bank offers loans to its directors and officers.
These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 1999, the Bank did not have any loans outstanding to directors and executive officers.

________________________________________________________________
           SECURITY OWNERSHIP OF MANAGEMENT
________________________________________________________________

    The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                     Amount and            Percent of
                                Nature of Beneficial     Common Stock
Name                                Ownership (1)         Outstanding
----                            ---------------------    ------------
Virginia R.S. Stump                   28,665 (2)            3.1%
Tony A. Merida                        46,769                5.1
David W. Gay                          18,878 (3)            2.1
Jane G. Simpson                       17,682                1.9
Ronald L. Sutton                      13,850                1.5
Jack C. Zanone                         5,082                 .6
Phyllis Swaffar                        4,000                 .4
Jerry Purcell                          1,620                 .2

All directors and executive
 officers as a group (8 persons)     136,546               14.6

___________
(1) For the definition of beneficial ownership, see footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares listed as beneficially owned by such persons or group. Amounts shown include 9,588, 9,588, 1,916, 1,916, 1,916, 1,916, 0, 0 and 26,840 shares which may be acquired by Directors Stump, Merida, Gay, Simpson, Sutton, Zanone, Swaffar and Purcell, and all directors and executive officers as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date. Amounts shown do not include 5,754, 5,754, 1,151, 1,151, 1,151, 1,151, 767, 767 and 17,646 shares of restricted Common
    Stock which have been awarded to Directors Stump, Merida, Gay, Simpson, Sutton, Zanone, Swaffar and Purcell, and all directors and executive officers as a group, respectively, but which have not vested. Amounts shown also include 5,207, 4,847 and 10,054 shares owned by the ESOP and allocated to the accounts of Ms. Stump, Mr. Merida and all directors and executive officers as a group, respectively. Does not include shares with respect to which Directors Gay, Sutton and Zanone have "voting power" by virtue of their positions as trustees of the trusts holding 76,704 shares under the Company's ESOP and 25,220 shares under the MRP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment. The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(2) The amount shown includes 1,032 shares of Common Stock owned by Ms. Stump's husband.
(3) The amount shown includes 100 shares of Common Stock owned by Mr. Gay's son and 1,060 shares of Common Stock owned by Mr. Gay's wife.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    PricewaterhouseCoopers LLP, which was the Company's independent certified public accounting firm for the 1999 fiscal year, has been retained by the Board of Directors to be the Company's auditors for the 2000 fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to questions and will have the opportunity to make a statement if he or she so desires.

________________________________________________________________
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 1999, all of the Company's Insiders complied with these reporting requirements, except Director Gay, who failed to timely file one Form 4 reporting two transactions and Director Sutton, who failed to timely file one Form 4 reporting a single transaction. The directors reported such transactions on Form 4's filed on January 14, 1999.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1999 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    Under the Company's Certificate of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated in the following sentence no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 4, 1999. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 208 Lexington Street, Lancaster, Kentucky 40444-1131, no later than May 27, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Kathy G. Johnica

                           KATHY G. JOHNICA
                           SECRETARY

Lancaster, Kentucky
September 24, 1999

________________________________________________________________
             ANNUAL REPORT ON FORM 10-KSB
________________________________________________________________

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST LANCASTER BANCSHARES, INC., 208 LEXINGTON STREET, LANCASTER, KENTUCKY 40444-1131.
________________________________________________________________

                    REVOCABLE PROXY
________________________________________________________________
           FIRST LANCASTER BANCSHARES, INC.
                  LANCASTER, KENTUCKY
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 25, 1999

       The undersigned hereby appoints David W. Gay, Tony A. Merida and Jack C. Zanone, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Lancaster Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the office of First Lancaster Federal Savings Bank, 208 Lexington Street, Lancaster, Kentucky on Monday, October 25, 1999 at 4:00 p.m., and at any and all adjournments thereof, as follows:

                                                   VOTE
                                        FOR      WITHHELD
                                        ---      --------

1.  The election as directors of
    all nominees listed below (except
    as marked to the contrary below).   [  ]        [  ]

    Virginia R.S. Stump
    Ronald L. Sutton

    INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
    NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
    BELOW.
    __________________________


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED
PROPOSITION.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated September 24, 1999 and an Annual Report to Stockholders.

Dated: _______________________, 1999


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER




       Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.